UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

NXCHAIN INC.

(Exact name of registrant as specified in its charter

Delaware	0-22735	45-3977747
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17702 Mitchell North Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 673-2464

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into A Material Definitive Agreement

(a) NXChain Inc. (“Registrant”) has engaged LFCG Global 360 Inc. -- through its Managing Director, Clay Lansill -- to help Registrant identify acquisition and partnership targets in the market of the United States of America.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) NXChain Inc. (“Registrant”) received the letter attached hereto as Exhibit 10.5 from Hall & Company on October 9, 2018 wherein Hall & Company advised Registrant that the Hall & Company has ceased being the independent registered public accounting firm of Registrant.

(i) Since Registrant hired Hall & Company on November 2, 2017 until October 9, 2018, Hall & Company did not provide any audit opinions and/or reports on the Registrant’s financial statements.

ITEM 9.01 EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.5	Letter from Hall & Company dated October 9, 2017 to NXChain Inc. and to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1943, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2018	NXCHAIN INC.

/s/ Sean Tabatabai
Chief Executive Officer

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